Sunoco, Inc. ANALYST MEETING JUNE 16, 2010 Exhibit 99.1

Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. These forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Sunoco has included in its Annual
Report on Form 10-K for the year ended December 31, 2009, and in its subsequent Form 10-Q and Form 8-
K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco's Securities and Exchange Commission filings, available on Sunoco's website at www.SunocoInc.com. Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of this presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.SunocoInc.com.
Safe Harbor Statement

Refining
& Supply
1,100
Chemicals
690
Logistics
1,070
Lynn Elsenhans, Chairman, CEO and President……….. 15 minutes
Bob Owens, SVP of Marketing……………………………. 30 minutes
Mike Hennigan, President and COO of
Sunoco Logistics Partners, L.P…………………………… 30 minutes
Anne-Marie Ainsworth, SVP of Refining…………………. 30 minutes
Break…………………………………………………………. 15 minutes
Mike Thomson, SVP and President of SunCoke……….. 40 minutes
Brian MacDonald, SVP and CFO…………………………. 20 minutes
Q & A…………………………………………………………. 30 minutes
Agenda

Sunoco, Inc. Lynn Elsenhans

Refining
& Supply
1,100
Chemicals
690
Logistics
1,070
Market demand for transportation fuels will exist for a long time
Biofuels and other alternatives will become increasingly available
Sunoco wants to provide the alternatives that customers demand
Ownership and operation of terminals becomes essential to meet these marketplace needs
Capability at terminals to blend a variety of fuels
Use Sunoco brand to pull those fuels through our network
Refining will be a source of supply through our network
Focus on safety, reliability and being cost competitive
Market View

Refining
& Supply
1,100
Chemicals
690
Logistics
1,070
Optimize the Refining/Logistics and Retail operations with
the aspiration of becoming the premier fuel supplier within
the markets in which we operate
Strengthen our fuels business through improved retail
operations and growth opportunities in both Logistics and
Retail Marketing
Improve the reliability of our refining assets
Maintain financial flexibility and discipline
Sunoco Strategy

Marketing Bob Owens

Optimize margins across all marketing channels
“Pull” more volume thru high netback sites
Retail Marketing
Operations excellence is essential
Brand equity is a driver of value creation
Real estate aggressively managed
Supply and Distribution
Alignment with Retail Marketing
Opportunity to create value
BioFuels – Participate in the evolving transportation fuels
marketplace
Ethanol manufacturing
Distribution and marketing at retail sites
Value Creation

Retail Marketing Profile
FL
PA
WV
VA
FL
SC
NC
NY
ME
NH
VT
OH
MI
IN
KY
TN
GA
NJ
CT
DE
MD
2009
Refined Volume            4.9B gallons
EBITDA $241MM
EBITDA – 6 yr avg*    $219MM
Total Retail Outlets    4,711
Distributors sites        3,312
Dealers sites 1,004
Co-op sites                   395
*Excludes 2008,  when EBITDA=$439MM
MA
RI

2004
2005
2006
2007
2008
2009

LOWE'S

NASCAR

INDY RACING LEAGUE

Brand Value – Building Customer Loyalty
1
2
3
4
5
6
7
8
Exxon/Mobil 5
Shell 6
Chevron 4
Bronze Texaco 3
Silver Sunoco 2
Gold BP 1
Brandweek
Customer Loyalty Award Ranking
High quality performance
fuel
Strong station image and
customer service
Delivering effective
marketing programs
Competitive alternative
profit centers in APlus
convenience stores and
Ultra Service Centers
st
nd
rd
th
th
th

Financial Performance
6 year avg EBITDA, excluding 2008
*  For reconciliation to Net Income, see Slide A1.
Retail Marketing Provides Steady Earnings & Cash Flow
244
221
439
241
155
233
217
50
150
250
350
450
2003 2004 2005 2006 2007 2008 2009

0
20
40
60
80
100
120
140
2008 2009 2010P
"Stay in Business" Income Improvement
$MM
Manage Capital Spending
Future “stay in business”
capital to average $80
million
Income improvement capital
includes turnpike
refurbishments and “raze
and rebuilds”
Capital allocated to growth
projects
Organic growth
Distributor conversion
Acquisitions

…within our markets, we must continue to strengthen
and leverage our Sunoco Brand, our market presence
and our integration on the U.S. East Coast
Pull >100% refinery gasoline output through our retail network, growing organically and through acquisitions
Continue to grow our brand recognition and loyalty
Optimize and seek opportunities in supply, distribution and marketing
Continue to manage capital employed by high-grading retail portfolio
Position retail network for alternative fuels longer term
To Become the Premier Fuel Supplier…

Sunoco Logistics Partners L.P. (NYSE: SXL) Mike Hennigan

Sunoco Logistics

Michigan
Wisconsin
Michigan
New York
Pennsylvania
Ohio
Indiana
Illinois
New Jersey
Maryland
Missouri
Kentucky
Virginia
Oklahoma
Arkansas
Tennessee
Mississippi
Louisiana
Texas
Nederland
Terminal
Nederland Terminal
SXL Crude
SXL Refined Product
MVPL (Joint Venture)
WTG (Joint Venture)
Explorer (Joint Venture)
West Shore (Joint Venture)
Wolverine (Joint Venture)

3
Serve key Northeast,
Midwest & Gulf Coast
production/refining centers
2,200 miles of refined
product pipelines
3,850 miles of crude
pipelines
41 refined product terminals
23 million barrels of crude oil
storage capacity
Asset Overview

$22MM
23%
$ 35MM
36%
$40MM
41%
9
2009 EBITDA $343MM
2002 EBITDA $97MM
Growth Strategy
Crude Oil Pipeline System
Refined Products Pipeline System
Terminal Facilities
$182 MM
53%
$103MM
30%
$58MM
17%
Optimize current asset base
Invest in organic extensions
Opportunistically acquire
complementary assets
Continue focus on platform growth
Successfully integrated 15
acquisitions since 2002 IPO
*  For reconciliation to Net Income, see Slide A2.

3
SXL Future Growth
Outside Sunoco footprint
Nederland terminal
MagTex organic growth
Crude oil pipeline organic growth
Inside Sunoco footprint
Terminal services and pipeline infrastructure
Blending
Alternative fuels
Debottleneck where appropriate
Most of the historical growth has been outside the Sunoco
footprint. Future growth opportunities exist in both areas.

Sunoco Logistics

Michigan
Wisconsin
Michigan
Iowa
Illinois
Indiana
Ohio
New York
Pennsylvania
Maryland
New Jersey
Delaware
West Virginia
Virginia
North Carolina
Legend
Refined Product Pipelines (100%)
Marketing Terminals
Joint Ventures
Wolverine (31.5%)
West Shore (12.3%)
Explorer (9.4%)
Longview
Waskom
Arcadia
Texas
Louisiana
Hearne
Nederland
Aldine
Hebert
MagTex System

11
Organic growth opportunities accelerate
Biodiesel
New terminal at Aldine, TX
Crude pipeline to products pipeline
conversion to supply Longview, TX
Marcellus Shale Mariner project
Blending services are becoming more
essential as market needs expand
Ethanol
Biodiesel
Additive package
More expected in the future
Refined Products Platform

Value from SXL
Average Annual
Distribution
(per LP unit)
50/50
75/25
85/15
98/2
Cancelled
LP/GP
Split (%)
63/37
85/15
98/2
50/50
New
LP/GP
Split (%)
Latest 12 month
distribution growth: 10%
Highest in competitive
class
LP Distribution increased
in 27 of last 28 quarters
Current annualized
distribution of $4.46
(6.8% yield as of 5/28/10)
Strong balance sheet
3.6x Debt/EBITDA
Investment grade
2002
2003
2004
2005 2006 2007
2008
2009
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00

8
Summary
Consistent track record of distribution growth
Excellent prospects for future growth both outside and inside the Sunoco footprint
Particular emphasis on the refined products system
Additional growth expected from integrated opportunities with Sunoco
Improve the refining/logistics/marketing integrated network
Identify possible terminal acquisitions
Work together on integrated opportunities (i.e. Marcellus Shale)
Supporting Sunoco’s aspiration to become the premier provider of transportation fuels in its markets

Refining Anne-Marie Ainsworth

23 Process Safety Safe operations Better environmental performance Improved reliability Margin capture improvements Sustainable low cost structure Driving Excellence

24 Protects people and the environment Increases productivity and reduces cost Improves reliability and product quality; supports Brand Excellence in Process Safety

Margin Capture Improvements
Streamlined crude slate
Enables more stable
operations and lower
demurrage
Improved modeling and
scheduling tools
Product quality
Tighter adherence  to product
specifications
Main Areas of Focus
4.57
3.59
5.67
6.50
5.71
6.05
0.00
2.00
4.00
6.00
8.00
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 to
date
40%
50%
60%
70%
80%
90%
100%
110%
120%
Margin capture improvement from 1Q 2010 expected to carry into 2Q

Eagle Point shut down
November 2009
Increased utilization at
remaining NE system
Turnaround activity in
1Q10 reduced crude
utilization by 9%
Expect improved
utilization in 2Q10
Goal to run >90%
utilization in NE (subject
to market conditions)
Refining Utilization
79%
90%
85%
76%
90%
77%
89%
76%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Crude Unit Utilization Conversion Unit Utilization
Turnaround impact to
utilization: 9% crude
& 11% conversion
9/30/09
YTD
4Q09 1Q10 P 2Q10

*  Total Refining & Supply business unit cash expenses including overhead divided by net production available for sale.
Steady reduction in
refinery cash costs
beginning in late 2008
Cost structure must
match reality of
competitive, import-
accessible market
Efforts continue to
further reduce
expenses while
optimizing production
Sustainable Low Cost Structure
Refining Cash Cost Per Barrel*,
Rolling Four Quarters (ex-Tulsa)
4.48
4.64
4.72
4.78
5.06
5.13
4.00
4.25
4.50
4.75
5.00
5.25
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
Four Quarters Ending

Reduced 2010 capital to
$275 million, in line with
depreciation expense
Pursuing lower cost
alternatives for future
requirements
Expect 2011 capital
spending to be below
DD&A
652
380
275*
0
100
200
300
400
500
600
700
2008 2009 2010P
Growth
Turnarounds
Legally Required and Base Infrastructure
Lower Capital Spending
($MM)
* Excludes Northeast Biofuels plant start-up capital

29 Summary Driving excellence in process safety Margin capture improvement Competitive cost structure Actions Yielding Results — More to Come

SunCoke Energy Mike Thomson

31 SunCoke Energy Today Steel & Coke Industry Outlook Markets & Business Development Technology Development SunCoke Energy Growth Potential Strategy Execution Agenda

Haverhill 1 & 2
(ArcelorMittal/AK
Steel/ Severstal )
Jewell Coal
1.3MM tpy
premium mid-vol coal
(Expansion underway to
1.8MM tpy by 2013)
Vitória*
(ArcelorMittal)
Brazil
Under construction
Existing facilities
Headquarters
Jewel Coke
(ArcelorMittal)
Indiana Harbor
(ArcelorMittal)
Knoxville
Granite City
(US Steel)
Middletown
(AK Steel)
SunCoke Energy Today
*SunCoke holds an equity ownership interest of $41 million in Vitória.
Jewell Coke
Indiana Harbor
Haverhill 1
Vitória*
Haverhill 2
Granite City
Middletown
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
2004 2005 2006 2007 2008 2009 2010 2011 2012

1,800
1,700
1,600
1,500
1,400
1,300
1,200
1,100
1,000
900
800
2000 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15

700
650
600
550
500
450
400
350
300
250
200
2000 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15

33 33
Global Growth Outlook for Steel and Coke
mmtpy crude steel
Steel Production
mmtpy
Coke Production
5-5.5%
growth
expected
Prices for coking coal and coke have responded accordingly on tight supplies and increasing demand
Sources: CRU, The Annual Outlook for Metallurgical Coke
and company analysis

Global Coke Market Opportunity in Next Decade
Americas
Rest of the World
Europe/CIS
India
China
6 - 9
3-4
<3
Replacement
8 - 14
New
Replacement
50+
New
80+
Replacement
20+
New
30+
Replacement
1 - 6
New
10+
Replacement
85+
New
125+
Global total
Number of coke plant projects*
(2010-2020)
*Average of ~1MM tpy / plant
Replacement New

Current Development Activities
US/Canada
Leveraging existing
customer relationships
On-going discussions
with multiple customers
for integrated and
central plants
Contract renewals
Brazil
Leveraging Vitória facility
as strong reference plant
•Player in major Greenfield
developments
Europe
Early stages for both
central and integrated
plants in both Western
and Eastern Europe
India
Developing presence
on the ground in India
Brand recognition
with customers, EPC
firms and other
strategic players

Technology Development
Perfect Core
Technology
Adapt Technology
for World Markets
Game-Changing
Technology
2015+
2010
2010-2014
Horizon 1 Horizon 2 Horizon 3
Key Drivers of
Coke Economics
Raw Material Cost
Production Flexibility
Conversion Cost/Efficiency
Capital Investment
1
2
3
4

Jewell
IHCC
HHI
Vitoria*
HH2
Gateway
2010
NAFTA
Europe
Brazil
India
2020

37 37
Coke Growth Potential
SunCoke: Tons of coke produced
mmtpy
Track record
11 years
5 projects
4.8 mm tons
0.7
5.5
14.5
‘98
‘05
‘07
‘08
‘09
Growth plan
10 years
6-10 projects (mid)
4-9 mm tons
~ 0.4 mm tons/yr
12.0
9.5
~ 0.6 mm tons/yr
*SunCoke holds an equity ownership interest of $41 million in Vitória.
*
Range of growth

Coal Expansion Opportunity
Coal expansion plan capital outlay of $25MM is expected to result in
40% increased production by the end of 2012
Current
2011
2012
Production: ~1.75mm tons
Employees: ~350
Production: ~1.40mm tons
Employees: ~315
Production: 1.25mm tons
Employees: 215

Projected Growth
2010 Guidance
2012 Pro forma
$215-$235MM
$315-$355MM*
Middletown and Gateway
at full production
Coal expansion &
operational excellence
~ 45% growth projected based on existing projects underway
*Pro forma uses coal prices assumption of $125 to $135/ton.

Horizon Outlook for Successful Coke Growth Strategy
Prepare for growth and
defend core position
Execute growth platform
Create options for new
opportunities
2014+
2009-2010
2011-2013
Horizon 1 Horizon 2
Horizon 3
Business Imperatives
for Growth
Customer Value Proposition
1
2
3
4
Proven reliability from reference plants
Leading know-how and expertise
Demonstrated product quality
Higher energy production
Capital funding
Competitive life-cycle costs
Operating reliability and
cost competitiveness
Capital cost
competitiveness
Technology development
Business development
capability

Summary
Successful track record of growth and demonstrated execution
Large and growing market for coke driven by steel demand in
emerging economies
SunCoke technology, operational capability and brand may
present growth opportunities in attractive markets
SunCoke management is executing a cohesive strategy
around four key pillars to position SunCoke for success
Operations: The SunCoke Way
Technology Development
Capital Cost Competitiveness
Business Development Capability

Financial Strategy & Wrap Up Brian MacDonald

Reset the company’s cost
base
20% reduction in salaried workforce
$300MM annualized
Mar 09
Sep 09
Jun 09
Date Action Purpose
Sale of Tulsa Refinery ($157MM) Focus on core refining assets
Sale of Retail Heating Oil business
($83MM)
Exit non-core business at
attractive price
2010 Annual Incentive Plan Metrics – 60% Pre-Tax Operating Income
Strategic & Financial Actions

Reset the company’s cost base,
preserve cash
Pension and retiree medical plan
freeze
Nov 09
Realign with broader market while
maintaining a competitive payout
versus peers
50% reduction in common stock
dividend
Oct 09
Oct 09
Date Action Purpose
Shutdown of Eagle Point refinery Leverage underutilized capacity to reduce refining cost per barrel
Strategic & Financial Actions

Exit non-core business that failed
to return its cost of capital
Sale of Polypropylene business
($351MM of proceeds)
Mar 10
Remove funding
overhang/optimize tax position
Pension plan contribution
($230MM)
Feb 10
Monetize and highlight a portion
of existing value
Reset SXL’s GP IDR (~$201MM)
and sale of Limited Partner units
(~$145MM)
Feb 10
Date Action Purpose
Strategic & Financial Actions

Exit non-core business that failed to return its cost of capital Sale of Polypropylene business
($351MM of proceeds)
Mar 10
Remove funding overhang/optimize tax position Pension plan contribution ($230MM) Feb 10
Reset the company’s cost base, preserve cash Pension and retiree medical plan freeze Nov 09
Monetize and highlight a portion of existing value Reset SXL’s GP IDR (~$201MM) and sale of Limited Partner units
(~$145MM)
Feb 10
Realign with broader market while maintaining a competitive payout versus peers
50% reduction in common stock dividend Oct 09
Reset the company’s cost base 20% reduction in salaried workforce
$300MM annualized
Mar 09
Oct 09
Sep 09
Jun 09
Date Action Purpose
Sale of Tulsa Refinery ($157MM) Focus on core refining assets
Sale of Retail Heating Oil business ($83MM) Exit non-core business at attractive price
Shutdown of Eagle Point refinery Leverage underutilized capacity to reduce refining cost per barrel
Strategic & Financial Actions
Realigning the cost structure and
strengthening the balance sheet to
maximize value creation

*  Total Refining & Supply business unit cash expenses including overhead divided by net production available for sale.
Steady reduction
in refinery cash
costs
Efforts continue to
further reduce
expenses while
optimizing reliable
and safe
operations
Results: Manufacturing Costs Coming Down
Refining Cash Cost Per Barrel*, $/B
Rolling Four Quarters (ex-Tulsa)
4.48
4.64
4.72
4.78
5.06
5.13
4.00
4.25
4.50
4.75
5.00
5.25
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
Four Quarters Ending

*  Selling, general and administration expenses from Sunoco’s Consolidated Statement of
Operations, restated to treat the Tulsa refinery that was sold on June 1, 2009 and the polypropylene chemical operations that were sold on March 31, 2010 as discontinued
operations.
Steady reduction in
SG&A costs
Moving to low-cost
culture -- essential to
maintain long-term
competitiveness
Results: Overhead Costs Coming Down
Total Sunoco SG&A*, MM$
Rolling Four Quarters
(ex-Tulsa and Polypropylene Operations)
649
671
737
752
796
798
600
650
700
750
800
850
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
Four Quarters Ending

Recent actions led to
significant
strengthening in
balance sheet
$2.7 billion of liquidity
as of 3/31/10
$351 million proceeds
from sale of
polypropylene assets
received in April
Results: Strong Balance Sheet
34%
41%
45%
16%
32%
39%
0%
10%
20%
30%
40%
50%
9/30/09 12/31/09 3/31/10
Consolidated * Sunoco (ex-SXL)
Net Debt-to-Capital Ratio, %
*  Revolver Covenant basis.  For calculation, see Slide A4.
Cash Net Debt Cash Net Debt Cash Net Debt
SXL 2            887         2            866         2            1,139
SUN (ex SXL) 176         1,539      375         1,223      810         498
Consolidated 178         2,426      377         2,089      812         1,637
Balance Sheet Data, MM$
9/30/09
12/31/09
3/31/10

Results: Embedded Logistics Value
Currently, Sunoco
receives approximately
half of SXL’s cash
distribution
Implied value of Sunoco’s
combined interests =
$1.2B to $1.4B
10 million LP units
implying ~$600MM -
$700MM value
GP current
distributions of
~$40MM per year
implying ~$600MM -
$700MM value
SXL Market Capitalization, MM$
(LP Interest Only)
2,127
2,072
1,294
1,432
461
546
840
1,032
1,000
1,442
0
500
1,000
1,500
2,000
2,500
2/8/02 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 3/31/10
SXL Cash to Sunoco, Inc., MM$
(excludes cash from sales of LP units and IDR reset)
0
20
40
60
80
100
2003 2004 2005 2006 2007 2008 2009 1Q10
LP Distribution
GP Distribution

Results: Embedded Coke Value
Coke has strong earnings
growth profile with significant
improvement in pipeline
2010 EBITDA guidance of
$215MM - $235MM
Pro forma EBITDA by
2012 of $315MM -
$355MM, with full run-rate
of Granite City,
Middletown and coal
expansion
Significant potential to unlock
value for SUN shareholders
and enhance both businesses
34
160
226
315-355
-
100
200
300
400
2007 2008 2009 Pro forma
2012**
Coke EBITDA*, MM$
*  For reconciliation to Net Income, see Slide A3.
** Sunoco projection based on current projects.

Refining
& Supply
1,100
Chemicals
690
Logistics
1,070
Will create two well-positioned businesses:
Leading high-quality metallurgical coke manufacturer with
operations in the U.S. and abroad
Streamlined fuels business that is better positioned to become the premier provider of transportation fuels in its markets
Separation planned for first half of 2011
Evaluating a number of strategic options for separation
Will ultimately separate 100%
Enhances both businesses and allows each to pursue
more focused strategic plan
Unlocking Shareholder Value via SunCoke Separation

Refining
& Supply
1,100
Chemicals
690
Logistics
1,070
Protect balance sheet during continued challenging
economic downturn in refining industry
Pursue attractive growth opportunities in business lines
with best returns and growth prospects
Logistics – both within Sunoco footprint and outside
Brand-led growth strategy in Retail Marketing
Support SunCoke growth opportunities prior to separation
Evaluate appropriate deleveraging for Sunoco
Path Forward: Cash Priorities

Strategic Goals
Premier provider of transportation fuels in our markets
Growing Coke business generating increased shareholder value as a separate company
Significant progress made
Positive expense trends
Improved balance sheet
Improving margin capture
Continued growth in Coke and Logistics
Areas of forward focus
Further reduce expenses to maintain competitiveness
Protect the balance sheet
Redeploy capital toward the highest returns and best growth
prospects
Unlock the embedded value of portfolio
Path Forward: Strategic Summary

APPENDIX

Retail Marketing Financial Summary
2003 2004 2005 2006 2007 2008 2009
   EBITDA, $MM 244 217 155 233 221 439 241
     Less: Depreciation 99 106 105 104 108 110 95
     Less: Income Tax 54       43       20       53       44       128      60
   Net Income 91 68 30 76 69 201 86
A1

Sunoco Logistics Partners L.P. Financial Summary
* Net of Capitalized Interest
A2
2002 2009
EBITDA, $MM 97 343
Less: Depreciation 31 48
Less: Income Tax 2 -
Less: Interest Cost & Debt Expense, Net* 17 45
Net Income 47 250

SunCoke Financial Summary
* Projected
** Pro forma based on announced projects
A3
Proforma
2007 2008 2009 2010* 2012**
EBITDA, $MM 34 160 226 215-235 315-355
Less: Depreciation 20 25 33 42 55
Less: Income Tax 3 46 73 66-71 101-116
Plus: Tax Credits 18 16 19 18 16
Plus: Granite City
one-time tax credit - - 41 - -
Net Income 29 105 180 125-140 175-200

Net Debt / Capital Calculation
Financial Ratios, MM$ except ratios
* Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco
** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position
***   Capital excludes noncontrolling interests
Proforma Proforma Proforma
  SUN    SUN    SUN
SXL (ex SXL) Sunoco SXL (ex SXL) Sunoco SXL (ex SXL) Sunoco
Debt 889       1,713       2,602     868 1,596 2,464 1,141 1,306 2,447
Plus: Debt Guarantees -            2             2           -       2 2 -       2 2
Less: Cash (2)          (176)         (178)       (2)        (375)         (377)       (2)         (810)        (812)
Net Debt 887       1,539       2,426     866      1,223       2,089      1,139    498         1,637
Equity* 852       2,443       2,443     862 2,557 2,557 657 2,712 2,712
SXL Noncontrolling Interest -            -              485        -       -           488        -       -          414
Capital 1,739     3,982       5,354     1,728   3,780       5,134      1,796    3,210       4,763
Net Debt / Capital (Sunoco
  Revolver Covenant Basis)** 51% 39% 45% 50% 32% 41% 63% 16% 34%
Debt / Capital (GAAP Basis) *** 52% 49% 47%
12/31/2009 3/31/2010 9/30/2009
A4